UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2022

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-09210	95-4035997
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2022, the Board of Directors (the “Board”) of Occidental Petroleum Corporation (“Occidental”) increased the size of the Board from nine to ten directors in order to elect Vicky A. Bailey, the President of Anderson Stratton International, LLC (“ASI”) and a former equity partner of BHMM Energy Services, LLC, to the Board effective as of March 22, 2022.

Before serving as the President of ASI, Ms. Bailey was a partner with Bennett Johnston & Associates, LLC, a public relations firm in Washington, D.C. (“BJA”), from March 2004 through October 2006. Prior to joining BJA, Ms. Bailey served as Assistant Secretary for the Offices of Policy and International Affairs of the U.S. Department of Energy from 2001 through February 2004. From February 2000 until May 2001, she was President and a director of PSI Energy, Inc. (“PSI Energy”), the Indiana electric utility subsidiary of Cinergy Corp. Prior to joining PSI Energy, Ms. Bailey was a Commissioner on the Federal Energy Regulatory Commission from 1993 to 2000 and a Commissioner of the Indiana Utility Regulatory Commission from 1986 to 1993. She currently serves on the board of directors of Cheniere Energy, Inc., a publicly-traded energy company, Equitrans Midstream Corporation, a publicly-traded natural gas midstream company, PNM Resources, Inc., a publicly-traded energy holding company, and Battelle Memorial Institute, a private nonprofit applied science, technology and research organization that has a management role at several of the U.S. national laboratories. Ms. Bailey has a Bachelor of Science in Industrial Management from the Krannert School of Management at Purdue University and completed the Advanced Management Program at the Wharton School of the University of Pennsylvania.

There are no arrangements or understandings between Ms. Bailey and any other persons pursuant to which she was selected as a director. Pursuant to Occidental’s compensation program for non-employee directors, Ms. Bailey will be entitled to receive (i) a pro rata portion of the 2021-2022 common stock equity award granted to non-employee directors and (ii) a pro rata portion of the 2021-2022 retainer paid to non-employee directors.

Item 7.01	Regulation FD Disclosure.

On March 23, 2022, Occidental issued a press release with respect to Ms. Bailey’s election to the Board. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 23, 2022.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2022	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Deputy General Counsel and Corporate Secretary